                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 16, 2007
                                                         ----------------

                              --------------------

                             EVERLAST WORLDWIDE INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                    0-25918                     13-3672716
        --------                    -------                     ----------
(State or Other Jurisdiction      (Commission                (IRS Employer or
       Incorporation)             File Number)               Identification No.)

        1350 Broadway, Suite 2300, New York, New York             10018
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        (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (212) 239-0990
                                                           --------------

                                       N/A
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On January 16, 2007,  the Board of Directors  (the "Board") of
Everlast Worldwide Inc. (the "Company") unanimously approved an amendment to the
Company's  2005  Non-Employee  Directors  Stock  Option  Plan to provide  for an increase in the automatic  grant of options to purchase  shares of common stock,
$.02 par value of the Company (the "Common  Stock"),  from 5,000 shares to 6,000 shares  effective  as of fiscal year 2007.  The  additional  options to purchase
1,000  shares of Common  Stock for the  fiscal  year 2007 shall be granted as of
January 16, 2007, the date of approval of the  amendment.  A copy of the Amended and Restated 2005 Non-Employee Directors Stock Option Plan is attached hereto as
Exhibit 99.1

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit Number       Description
--------------       -----------

99.1                 Amended  and  Restated  2005  Non-Employee  Director  Stock
                     Option Plan.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EVERLAST WORLDWIDE INC.
                                            (Registrant)

Date: January 19, 2007
                                       By: /s/ Gary J. Dailey
                                           -------------------------------------
                                           Name: Gary J. Dailey
                                           Title: Chief Financial Officer